                                                                   EXHIBIT 10.27

                    IN THE COMMONWEALTH COURT OF PENNSYLVANIA

M. Diane Koken,                               :
Insurance Commissioner of the                 :
Commonwealth of Pennsylvania,                 :
                                              :
                                 Plaintiff    :
                                              :
               v.                             :
                                              :
Villanova Insurance Company                   :
One Logan Square, Suite 1400                  :
Philadelphia, PA  19103                       :   Docket No. __________________
                                              :
                                Defendant

                                      ORDER

     AND NOW, this __ day of _______ , 2002, upon consideration of the Petition for Rehabilitation ("Petition") filed by the Insurance Commissioner of the Commonwealth of Pennsylvania ("Commissioner"), the Court hereby finds that it is in the best interest of Villanova Insurance Company ("Villanova"), its policyholders, creditors, and the public, that Villanova be placed into Rehabilitation in accordance with provisions of Article V of the Insurance Department Act of 1921, Act of May 17, 1921, P.L. 789, as amended, 40 P.S. ss.ss.221.1-221.63, and that sufficient grounds exist for the entry of an Order of Rehabilitation ("Order"), based on Villanova's consent to rehabilitation under 40 P.S. ss.221.14(12). NOW, therefore, it is hereby ORDERED, ADJUDGED AND DECREED that:

     1. The Petition for Rehabilitation filed by the Commissioner is granted.

     2. Effective April 1, 2002, Villanova is hereby placed in rehabilitation pursuant to the provisions of Article V of the Insurance Department Act, supra.
                                                                         -----

     3. M. Diane Koken, Insurance Commissioner of the Commonwealth of Pennsylvania, is, and her successors in office are, hereby appointed Rehabilitator of Villanova, directed to take immediate possession of its property, business and affairs as Rehabilitator pursuant to the provisions of
Article V of the Insurance Department Act, supra, and to take such action as the
                                           -----
nature of this case and the interests of the policyholders, creditors, or the public may require.

     4. The Rehabilitator shall have full powers and authority given the Rehabilitator under Article V of the Insurance Department Act, supra, and under
                                                               -----
provisions of all other applicable laws, as are reasonable and necessary to fulfill the duties and responsibilities of the Rehabilitator under Article V of the Insurance Department Act, supra, and under this Order.
                              -----

                              ASSETS OF THE ESTATE
                              --------------------

     5. As provided in Section 515(c) of Article V of the Insurance Department Act, supra, as Rehabilitator, the Commissioner is hereby directed to take possession of the assets, contracts and rights of action of Villanova, of whatever nature and wherever located, whether held directly or indirectly. According to Section 515(c), supra, "the
                             -----
         filing or recording of this Order with the clerk of the Commonwealth Court or recorder of deeds of the county in which the principal business of Villanova is conducted, or the county in which its principal office or place of business is located, shall impart the same notice as a deed, bill of sale or other evidence of title duly filed or recorded with that recorder of deeds would have imparted."

         6. All banks, investment bankers, or other companies, entities, or persons having in their possession assets which are, or may be, the property of Villanova are hereby ordered to advise the Rehabilitator, and any agents and attorneys for the Rehabilitator (collectively, the "Rehabilitator") immediately of such assets and to identify such assets for the Rehabilitator, and are further ordered not to disburse, convey, transfer, pledge, assign, hypothecate, encumber or in any manner dispose of such assets without the prior written consent of, or unless directed in writing by, the Rehabilitator. Any checks or other payments which have, as of the date of this Order, been actually mailed or actually delivered to the payee will, provided same are otherwise proper and in compliance with relevant law, be honored without prejudice to the rights of the Rehabilitator regarding recoupment from the recipient. Such persons and entities, and all other persons and entities, are enjoined from disposing of or destroying any records pertaining to any business transactions between Villanova and banks, brokerage houses or other persons or companies having done business with Villanova or having in their possession assets, which are, or were, the property of Villanova.

     7. All insurance agents, managing general agents, brokers or other persons having sold policies of insurance and/or collected premiums on behalf of Villanova shall account for all earned premiums and commissions and shall account for and pay all premiums and commissions unearned due to policies canceled in the normal course of business, directly to the Rehabilitator at the offices of Villanova within 30 days of the date of this Order, or the date of receipt, whichever is later, or appear before this Court to show good cause as to why they should not be required to account to the Rehabilitator. No insurance agent, broker, or other person shall use premium monies owed to Villanova for any purpose other than payment to the Rehabilitator.

     8. At the request of the Rehabilitator, all attorneys employed or retained by Villanova as of the date of this Order shall, within 30 days of such request, report to the Rehabilitator the name, company claim number, if applicable, and status of each case or matter they are handling on behalf of Villanova. The Rehabilitator need not make payment for any unsolicited reports.

     9. At the request of the Rehabilitator, any company providing telephone service to Villanova shall provide new telephone numbers and refer calls from the numbers presently assigned to Villanova to any such new numbers and perform any other changes necessary to the conduct of the Rehabilitation of Villanova.

     10. Any premium finance company which has entered into a contract to finance a policy which has been issued by Villanova shall pay the premium owed to Villanova directly to the Rehabilitator at the Offices of Villanova.

     11. The United States Postal Service is requested to provide any information requested regarding Villanova and to handle future deliveries of Villanova mail, as directed by the Rehabilitator.

     12. Any entity furnishing water, electric, sewage, garbage or trash removal services to Villanova shall maintain such services and transfer any such accounts to the Rehabilitator as of the date of this Order, unless instructed to the contrary by the Rehabilitator.

     13. Any entity furnishing claims processing or data processing services to Villanova shall maintain such services and transfer any such accounts to the Rehabilitator as of the date of this Order, unless instructed to the contrary by the Rehabilitator.

     14. Any entity which has custody or control of any data processing information and records including, but not limited to, source documents, all types of electronically stored information, master tapes or any other recorded information relating to Villanova, shall transfer, at the request of the Rehabilitator, custody and control of such records to the Rehabilitator.

     15. At the request of the Rehabilitator, Villanova, its affiliates, and its officers, directors, trustees, employees, agents and attorneys, are hereby ordered to deliver to the Rehabilitator keys or access codes to the premises where Villanova conducts its business and to any safe deposit boxes, and to advise the Rehabilitator of the combinations or access codes of any safes or safe keeping devices of Villanova.

     16. Villanova, its affiliates, and its officers, directors, trustees, employees, agents, accountants, actuaries, auditors and attorneys, are hereby ordered to identify for the Rehabilitator all of the assets, books, contracts, causes of actions, funds, documents, records, files, credit cards, work papers and related documents, investigative materials, or other property of any nature of or related to Villanova, whether in paper, electronic, magnetic, or other form, to tender or make readily available to the Rehabilitator, at the Rehabilitator's request, all of the foregoing, and to advise and cooperate with the Rehabilitator in identifying and locating any of Villanova's assets.

     17. Except for policies or contracts of insurance, the Rehabilitator, in her discretion, may affirm or disavow any executory contracts to which Villanova is a party. The entry of this Order of Rehabilitation shall not constitute an anticipatory breach of any such contracts.

                 EXPENSES, POLICYHOLDER AND CERTIFICATE CLAIMS,
                 ----------------------------------------------
                           OTHER PAYMENTS AND LAWSUITS
                           ---------------------------

     18. The Rehabilitator may, in her discretion, pay expenses incurred in the ordinary course of Villanova's business in rehabilitation and may, in her discretion, pay the actual, reasonable, and necessary costs of preserving or recovering the assets of Villanova and the costs of goods and services provided to Villanova's estate. Such costs shall include but not be limited to: (a) reasonable professional fees for accountants, actuaries, attorneys and consultants with other expertise retained by the Commonwealth of Pennsylvania Insurance Department ("Department"), the Commissioner or the Rehabilitator to perform services relating to the Rehabilitation of Villanova or the feasibility, preparation, implementation, or operation of a rehabilitation plan; (b) compensation and other costs related to representatives and employees of Villanova or its affiliates who perform services for Villanova; and (c) a reasonable allocation of costs and expenses associated with time spent by Department personnel in connection with the Rehabilitation of Villanova.

     19. In the event that this Court issues an order appointing the Insurance Commissioner of the Commonwealth of Pennsylvania as liquidator of Villanova, the actual, reasonable and necessary costs of preserving or recovering assets of Villanova and the costs of goods or services provided to and approved by Villanova (In Rehabilitation), under paragraph 18 of this Order, during the period of Rehabilitation will be treated as "costs and expenses of administration," pursuant to 40 P.S. (S)221.44.

     20. The Rehabilitator may, in her discretion, pay claims for losses, in whole or in part, under policies and contracts of insurance and loss adjustment expenses as identified in Section 544(b) of the Insurance Department Act, supra, 40 P.S. (S)221.44(b), provided, however, that the Rehabilitator shall not have the discretion to pay, and may not pay, bad faith claims or claims for extra-contractual charges or damages.

     21. No payments of any type shall be made to any claimants of Villanova as identified in Section 544(c) through (i) of the Insurance Department Act of 1921, supra, 40 P.S. (S)221.44(c) through (i), except in the discretion of the Rehabilitator. -----

     22. All persons, in the Commonwealth or elsewhere, are enjoined and restrained from: (a) instituting or further prosecuting any court action (whether at law, in equity, or otherwise) or arbitration or mediation against Villanova or the Rehabilitator; (b) obtaining preferences, judgments, attachments, garnishments or liens, including obtaining collateral in any litigation, mediation, or arbitration involving Villanova, the Rehabilitator, or Villanova's assets and property; (c) levying any execution process against Villanova, the Rehabilitator or Villanova's assets and property in the Commonwealth of Pennsylvania or elsewhere; or (d) making any assessments or indirectly collecting such assessments by setting them off against amounts otherwise payable to Villanova.

     23. Pursuant to Section 221.15(c) of the Insurance Department Act of 1921, supra, the Rehabilitator is specifically authorized, in her sole
-----
discretion, to enter into
agreements to and otherwise take possession of the statutory deposits held by any state or territory and to do all things necessary to manage and apply the deposits in accordance with any such agreements. Villanova shall not post additional statutory security deposits in any state or territory.

     24. a. All court actions, arbitrations and mediations currently or hereafter pending against Villanova in the Commonwealth of Pennsylvania or elsewhere are hereby stayed.

         b. All court actions, arbitrations and mediations currently or hereafter pending against an insured of Villanova in the Commonwealth of Pennsylvania or elsewhere are stayed for ninety (90) days from the effective date of this Order or such additional time as the Rehabilitator may request.

     25. No judgment, order or arbitration award against Villanova or an insured of Villanova entered after the date of filing of the Petition for Rehabilitation and no judgment, order or arbitration award against Villanova or an insured of Villanova entered at any time by default or by collusion need be considered as evidence of liability or quantum of damages by the Rehabilitator.

                                   REINSURANCE
                                   -----------

     26. The amounts recoverable by the Rehabilitator from any reinsurer of Villanova shall not be reduced as a result of this rehabilitation proceeding or by reason of any partial payment or distribution on a reinsured policy, contract or claim, and each such reinsurer of Villanova is, without first obtaining leave of this Court, hereby enjoined and restrained from terminating, canceling, failing to extend or renew, or reducing or changing coverage under any reinsurance policy or contract with Villanova. The Rehabilitator may, in her discretion, terminate, rescind, or commute any contract with a reinsurer or reinsurers.


                             NEW OR RENEWAL BUSINESS
                             -----------------------

     27. The Rehabilitator is authorized to accept or reject new, existing, or renewal business. In implementing this paragraph, the Rehabilitator shall have the discretion to, inter alia, accept, reject, or cancel new, existing or
                   ----- ----
renewal business, and write renewal business for time periods less than one year.


               INJUNCTION AGAINST INTERFERING WITH REHABILITATION
               --------------------------------------------------

     28. Until further order of this Court, all affiliates of Villanova, persons, corporations, partnerships, associations, accountants, actuaries, auditors, counsel, custodians, and all other entities, wherever located, are hereby enjoined and restrained from interfering in any manner with the Rehabilitator's possession and rights to the assets and property of Villanova and from interfering in any manner with the conduct of the rehabilitation of Villanova. Those affiliates of Villanova, persons, corporations, partnerships, associations, accountants, actuaries, auditors, counsel, custodians, and all other entities are hereby enjoined and restrained from wasting, transferring, selling, concealing, terminating, canceling, destroying, shredding, disbursing, disposing of, or assigning any assets, books, contracts, causes of action, funds, records, files, credit cards, work papers and related documents, investigative materials, or other property of any nature of or related to Villanova, whether in paper, electronic, magnetic, or other form.



                 INJUNCTION AGAINST ACTIONS BY SECURED CREDITORS
                 -----------------------------------------------

     29. All secured creditors or parties, pledgees, lienholders, collateral holders or other persons claiming secured, priority or preferred interests in any property or assets of Villanova are hereby enjoined from taking any steps whatsoever to transfer, sell, assign, encumber, attach, dispose of, or exercise, purported rights in or against any property or assets of Villanova.



                         NOT A DECLARATION OF INSOLVENCY
                         -------------------------------

     30. This Order shall not be deemed a finding or declaration of insolvency such as would activate the provisions of the Pennsylvania Property and Casualty Insurance Guaranty Act, 40 P.S. (S)(S)991.1801-9911.1820, or the provisions of similar acts of any other state or territory.

                            VIOLATIONS OF THIS ORDER
                            ------------------------


     31. Any person violating any provision of this Order may be held in contempt of Court.



                                  JURISDICTION
                                  ------------

     32. This Court shall retain jurisdiction for all purposes necessary to effectuate and enforce this Order.

                                                  BY THE COURT,



                                                  ------------------------------
                                                                              J.

                    IN THE COMMONWEALTH COURT OF PENNSYLVANIA

M. Diane Koken,                         :
Insurance Commissioner of the           :
Commonwealth of Pennsylvania,           :
                                        :
                    Plaintiff           :
                                        :
               v.                       :
                                        :
Legion Insurance Company                :
One Logan Square, Suite 1400            :
Philadelphia, PA  19103                 :   Docket No. __________________
                                        :
                    Defendant

                                      ORDER


     AND NOW, this __ day of ________ , 2002, upon consideration of the Petition for Rehabilitation ("Petition") filed by the Insurance Commissioner of the Commonwealth of Pennsylvania ("Commissioner"), the Court hereby finds that it is in the best interest of Legion Insurance Company ("Legion"), its policyholders, creditors, and the public, that Legion be placed into Rehabilitation in accordance with provisions of Article V of the Insurance Department Act of 1921, Act of May 17, 1921, P.L. 789, as amended, 40 P.S. (S)(S)221.1-221.63, and that
                               -- -------
sufficient grounds exist for the entry of an Order of Rehabilitation ("Order"), based on Legion's consent to rehabilitation under 40 P.S. (S)221.14(12). NOW, therefore, it is hereby ORDERED, ADJUDGED AND DECREED that:

     1. The Petition for Rehabilitation filed by the Commissioner is granted.

     2. Effective April 1, 2002, Legion is hereby placed in rehabilitation pursuant to the provisions of Article V of the Insurance Department Act, supra.
                                                                         -----

     3. M. Diane Koken, Insurance Commissioner of the Commonwealth of Pennsylvania, is, and her successors in office are, hereby appointed Rehabilitator of Legion, directed to take immediate possession of its property, business and affairs as Rehabilitator pursuant to the provisions of Article V of the Insurance Department Act, supra, and to take such action as the nature of
                              -----
this case and the interests of the policyholders, creditors, or the public may require.

     4. The Rehabilitator shall have full powers and authority given the Rehabilitator under Article V of the Insurance Department Act, supra, and under
                                                               -----
provisions of all other applicable laws, as are reasonable and necessary to fulfill the duties and responsibilities of the Rehabilitator under Article V of the Insurance Department Act, supra, and under this Order.
                              -----

                              ASSETS OF THE ESTATE
                              --------------------

     5. As provided in Section 515(c) of Article V of the Insurance Department Act, supra, as Rehabilitator, the Commissioner is hereby directed to take
     -----
possession of the assets, contracts and rights of action of Legion, of whatever nature and wherever located, whether held directly or indirectly. According to
Section 515(c), supra, "the
                -----
filing or recording of this Order with the clerk of the Commonwealth Court or recorder of deeds of the county in which the principal business of Legion is conducted, or the county in which its principal office or place of business is located, shall impart the same notice as a deed, bill of sale or other evidence of title duly filed or recorded with that recorder of deeds would have imparted."

     6. All banks, investment bankers, or other companies, entities, or persons having in their possession assets which are, or may be, the property of Legion are hereby ordered to advise the Rehabilitator, and any agents and attorneys for the Rehabilitator (collectively, the "Rehabilitator") immediately of such assets and to identify such assets for the Rehabilitator, and are further ordered not to disburse, convey, transfer, pledge, assign, hypothecate, encumber or in any manner dispose of such assets without the prior written consent of, or unless directed in writing by, the Rehabilitator. Any checks or other payments which have, as of the date of this Order, been actually mailed or actually delivered to the payee will, provided same are otherwise proper and in compliance with relevant law, be honored without prejudice to the rights of the Rehabilitator regarding recoupment from the recipient. Such persons and entities, and all other persons and entities, are enjoined from disposing of or destroying any records pertaining to any business transactions between Legion and banks, brokerage houses or other persons or companies having done business with Legion or having in their possession assets, which are, or were, the property of Legion.

     7. All insurance agents, managing general agents, brokers or other persons having sold policies of insurance and/or collected premiums on behalf of Legion shall account for all earned premiums and commissions and shall account for and pay all premiums and commissions unearned due to policies canceled in the normal course of business, directly to the Rehabilitator at the offices of Legion within 30 days of the date of this Order, or the date of receipt, whichever is later, or appear before this Court to show good cause as to why they should not be required to account to the Rehabilitator. No insurance agent, broker, or other person shall use premium monies owed to Legion for any purpose other than payment to the Rehabilitator.

     8. At the request of the Rehabilitator, all attorneys employed or retained by Legion as of the date of this Order shall, within 30 days of such request, report to the Rehabilitator the name, company claim number, if applicable, and status of each case or matter they are handling on behalf of Legion. The Rehabilitator need not make payment for any unsolicited reports.

     9. At the request of the Rehabilitator, any company providing telephone service to Legion shall provide new telephone numbers and refer calls from the numbers presently assigned to Legion to any such new numbers and perform any other changes necessary to the conduct of the Rehabilitation of Legion.

     10. Any premium finance company which has entered into a contract to finance a policy which has been issued by Legion shall pay the premium owed to Legion directly to the Rehabilitator at the Offices of Legion.

     11. The United States Postal Service is requested to provide any information requested regarding Legion and to handle future deliveries of Legion mail, as directed by the Rehabilitator.

     12. Any entity furnishing water, electric, sewage, garbage or trash removal services to Legion shall maintain such services and transfer any such accounts to the Rehabilitator as of the date of this Order, unless instructed to the contrary by the Rehabilitator.

     13. Any entity furnishing claims processing or data processing services to Legion shall maintain such services and transfer any such accounts to the Rehabilitator as of the date of this Order, unless instructed to the contrary by the Rehabilitator.

     14. Any entity which has custody or control of any data processing information and records including, but not limited to, source documents, all types of electronically stored information, master tapes or any other recorded information relating to Legion, shall transfer, at the request of the Rehabilitator, custody and control of such records to the Rehabilitator.

     15. At the request of the Rehabilitator, Legion, its affiliates, and its officers, directors, trustees, employees, agents and attorneys, are hereby ordered to deliver to the Rehabilitator keys or access codes to the premises where Legion conducts its business and to any safe deposit boxes, and to advise the Rehabilitator of the combinations or access codes of any safes or safe keeping devices of Legion.

     16. Legion, its affiliates, and its officers, directors, trustees, employees, agents, accountants, actuaries, auditors and attorneys, are hereby ordered to identify for the Rehabilitator all of the assets, books, contracts, causes of actions, funds, documents, records, files, credit cards, work papers and related documents, investigative materials, or other property of any nature of or related to Legion, whether in paper, electronic, magnetic, or other form, to tender or make readily available to the Rehabilitator, at the Rehabilitator's request, all of the foregoing, and to advise and cooperate with the Rehabilitator in identifying and locating any of Legion's assets.

     17. Except for policies or contracts of insurance, the Rehabilitator, in her discretion, may affirm or disavow any executory contracts to which Legion is a party. The entry of this Order of Rehabilitation shall not constitute an anticipatory breach of any such contracts.

                 EXPENSES, POLICYHOLDER AND CERTIFICATE CLAIMS,
                 ---------------------------------------------
                           OTHER PAYMENTS AND LAWSUITS
                           ---------------------------

     18. The Rehabilitator may, in her discretion, pay expenses incurred in the ordinary course of Legion's business in rehabilitation and may, in her discretion, pay the actual, reasonable, and necessary costs of preserving or recovering the assets of Legion and the costs of goods and services provided to Legion's estate. Such costs shall include but not be limited to: (a) reasonable professional fees for accountants, actuaries, attorneys and consultants with other expertise retained by the Commonwealth of Pennsylvania Insurance Department ("Department"), the Commissioner or the Rehabilitator to perform services relating to the Rehabilitation of Legion or the feasibility, preparation, implementation, or operation of a rehabilitation plan; (b) compensation and other costs related to representatives and employees of Legion or its affiliates who perform services for Legion; and (c) a reasonable allocation of costs and expenses associated with time spent by Department personnel in connection with the Rehabilitation of Legion.

     19. In the event that this Court issues an order appointing the Insurance Commissioner of the Commonwealth of Pennsylvania as liquidator of Legion, the actual, reasonable and necessary costs of preserving or recovering assets of Legion and the costs of goods or services provided to and approved by Legion (In Rehabilitation), under paragraph 18 of this Order, during the period of Rehabilitation will be treated as "costs and expenses of administration," pursuant to 40 P.S. (S)221.44.

     20. The Rehabilitator may, in her discretion, pay claims for losses, in whole or in part, under policies and contracts of insurance and loss adjustment expenses as identified in Section 544(b) of the Insurance Department Act, supra,
                                                                          -----
40 P.S. (S)221.44(b), provided, however, that the Rehabilitator shall not have the discretion to pay, and may not pay, bad faith claims or claims for extra-contractual charges or damages.

     21. No payments of any type shall be made to any claimants of Legion as identified in Section 544(c) through (i) of the Insurance Department Act of 1921, supra, 40 P.S.(S)221.44(c) through (i), except in the discretion of the
      -----
Rehabilitator.


     22. All persons, in the Commonwealth or elsewhere, are enjoined and restrained from: (a) instituting or further prosecuting any court action (whether at law, in equity, or otherwise) or arbitration or mediation against Legion or the Rehabilitator; (b) obtaining preferences, judgments, attachments, garnishments or liens, including obtaining collateral in any litigation, mediation, or arbitration involving Legion, the Rehabilitator, or Legion's assets and property; (c) levying any execution process against Legion, the Rehabilitator or Legion's assets and property in the Commonwealth of Pennsylvania or elsewhere; or (d) making any assessments or indirectly collecting such assessments by setting them off against amounts otherwise payable to Legion.

     23. Pursuant to Section 221.15(c) of the Insurance Department Act of 1921, supra, the Rehabilitator is specifically authorized, in her sole discretion, to
-----
enter into agreements to and otherwise take possession of the statutory deposits held by any state or territory and to do all things necessary to manage and apply the deposits in accordance with any such agreements. Legion shall not post additional statutory security deposits in any state or territory.

     24. a. All court actions, arbitrations and mediations currently or hereafter pending against Legion in the Commonwealth of Pennsylvania or elsewhere are hereby stayed.

         b. All court actions, arbitrations and mediations currently or hereafter pending against an insured of Legion in the Commonwealth of Pennsylvania or elsewhere are stayed for ninety (90) days from the effective date of this Order or such additional time as the Rehabilitator may request.

     25. No judgment, order or arbitration award against Legion or an insured of Legion entered after the date of filing of the Petition for Rehabilitation and no judgment, order or arbitration award against Legion or an insured of Legion entered at any time by default or by collusion need be considered as evidence of liability or quantum of damages by the Rehabilitator.

                                   REINSURANCE
                                   -----------

     26. The amounts recoverable by the Rehabilitator from any reinsurer of Legion shall not be reduced as a result of this rehabilitation proceeding or by reason of any partial payment or distribution on a reinsured policy, contract or claim, and each such reinsurer of Legion is, without first obtaining leave of this Court, hereby enjoined and restrained from terminating, canceling, failing to extend or renew, or reducing or changing coverage under any reinsurance policy or contract with Legion. The Rehabilitator may, in her discretion, terminate, rescind, or commute any contract with a reinsurer or reinsurers.

                             NEW OR RENEWAL BUSINESS
                             -----------------------

     27. The Rehabilitator is authorized to accept or reject new, existing, or renewal business. In implementing this paragraph, the Rehabilitator shall have the discretion to, inter alia, accept, reject, or cancel new, existing or
                   ----- ----
renewal business, and write renewal business for time periods less than one year.

               INJUNCTION AGAINST INTERFERING WITH REHABILITATION
               --------------------------------------------------

     28. Until further order of this Court, all affiliates of Legion, persons, corporations, partnerships, associations, accountants, actuaries, auditors, counsel, custodians, and all other entities, wherever located, are hereby enjoined and restrained from interfering in any manner with the Rehabilitator's possession and rights to the assets and property of Legion and from interfering in any manner with the conduct of the rehabilitation of Legion. Those affiliates of Legion, persons, corporations, partnerships, associations, accountants, actuaries, auditors, counsel, custodians, and all other entities are hereby enjoined and restrained from wasting, transferring, selling, concealing, terminating, canceling, destroying, shredding, disbursing, disposing of, or assigning any assets, books, contracts, causes of action, funds, records, files, credit cards, work papers and related documents, investigative materials, or other property of any nature of or related to Legion, whether in paper, electronic, magnetic, or other form.

                 INJUNCTION AGAINST ACTIONS BY SECURED CREDITORS
                 -----------------------------------------------

     29. All secured creditors or parties, pledgees, lienholders, collateral holders or other persons claiming secured, priority or preferred interests in any property or assets of Legion are hereby enjoined from taking any steps whatsoever to transfer, sell, assign, encumber, attach, dispose of, or exercise, purported rights in or against any property or assets of Legion.

                         NOT A DECLARATION OF INSOLVENCY
                         -------------------------------

     30. This Order shall not be deemed a finding or declaration of insolvency such as would activate the provisions of the Pennsylvania Property and Casualty Insurance Guaranty Act, 40 P.S. ss.ss.991.1801-9911.1820, or the provisions of similar acts of any other state or territory.

                            VIOLATIONS OF THIS ORDER
                            ------------------------

     31. Any person violating any provision of this Order may be held in contempt of Court.

                                  JURISDICTION
                                  ------------

     32. This Court shall retain jurisdiction for all purposes necessary to effectuate and enforce this Order.

                                                              BY THE COURT,



                                                  ------------------------------
                                                                              J.